Legend: [***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment 5 to Agreement

This Amendment dated as of September 29, 2023 15:51 CDT (**"Amendment Effective Date")** is entered into by and between Fiserv Solutions, LLC, a Wisconsin limited liability company with offices located at 255 Fiserv Drive, Brookfield, Wisconsin 53045 ("Fiserv") and Heartland Financial USA, Inc. with offices located at 1800 Larimer St Ste 1800 Denver CO 80202-1411 ("Client"), and is an amendment to the Master Agreement dated July 1, 2021 between Fiserv and Client (and as subsequently amended through the date hereof, the (**"Agreement"**).

WHEREAS, Fiserv and Client entered into the Agreement for Fiserv's provision of various services and products to Client,

WHEREAS, Fiserv and Client wish to amend the Agreement as described herein.

NOW, THEREFORE, Fiserv and Client hereby agree as follows:

1. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings assigned them in the Agreement.

2. Deliverables. The Services Description Attachment to Statement Advantage Services Schedule to ASP Services Exhibit shall be amended to add the additional Services as set forth below:

Weiland Account Analysis Statements

Statements will be duplex printed on white paper stock and inserted into windowed envelopes. Costs below apply to each service performed and include processing and all materials except as where noted.

Description	Fee
Implementation Fees	
Statement Advantage: One-time implementation fee for Weiland Account Analysis (single bank instance)	[***]
Digital Document Advantage (fka EDD): One-time implementation fee	[***]
Implementation Credit - to be used towards the Statement Advantage Project Fees	[***]
Services	Fee
Weiland Account Analysis Statement Composition - print and electronic (per duplex page)	[***]
Complete Statement Print - full color (per duplex page)	[***]
Statement File Archive - return file export to Archive (per duplex page)	[***]
Monthly Maintenance/Upgrades	[***]
Presort (#10 - per envelope) Presort (9x12 - per envelope); as needed	[***]
IMB - Intelligent Mail Barcode (per envelope)	[***]
Postage - based on current USPS rates	[***]

Volume Assumptions:

(a) Approx [***]

Heartland Financial Usa, Inc.-00735513.0 Page 1 of 2

(b) Approx [***]

2. This Amendment is intended to be a modification of the Agreement. Except as expressly modified herein, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, this Amendment shall control.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

For Client: Heartland Financial USA, Inc.		For Fiserv: Fiserv Solutions, LLC	
By:		By:	
Name:		Name:	
Title:		Title:	Authorized Signatory
Date:		Date:	

Heartland Financial Usa, Inc.-00735513.0 Page 2 of 2